SCHEDULE 14C
                                 (RULE 14C-101)
                  INFORMATION REQUIRED IN INFORMATION STATEMENT
                            SCHEDULE 14C INFORMATION
INFORMATION STATEMENT PURSUANT TO SECTION 14(C)OF THE SECURITIES EXCHANGE ACT OF
                             1934 (AMENDMENT No. __)

Check  the  appropriate  box:
[X]    Preliminary  information  statement
[  ]    Confidential,  for  use  of  the  Commission  only (as permitted by Rule
14c-5(d)(2)
[  ]    Definitive  information  statement

                            KANAKARIS WIRELESS, INC.
                            ------------------------
                 (Name of Registrant as Specified in Its Charter)

[X]  No  Fee  Required
[  ]  Fee  Computed  on table below per Exchange Act Rules 14a-6(I)(4) and 0-11.

1.  Title  of  each  class  of  securities  to  which  transaction  applies:
___________________________________________________________________

2.  Aggregate  number  of  securities  to  which  transaction  applies:
___________________________________________________________________

3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
__________________________________________________________________

4.  Proposed  aggregate  offering  price:
__________________________________________________________________

5.  Total  fee  paid:
__________________________________________________________________

[  ]  Fee  paid  previously  with  preliminary  materials.

[  ]  Check  box  is  any  part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.  Amount  previously  paid:
_____________________________________________________________________

2.  Form,  schedule,  or  registration  statement  number:
_____________________________________________________________________

3.  Filing  party:
_____________________________________________________________________

4.  Date  filed:
_____________________________________________________________________
Notes:

                        PRELIMINARY INFORMATION STATEMENT
                            DATED: SEPTEMBER 3, 2003

                            KANAKARIS WIRELESS, INC.
                            1280 Bison, Suite B9-597
                          Newport Beach, CA, USA 92660
                              INFORMATION STATEMENT

WE  ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This information statement (the "Information Statement") is furnished to the shareholders of Kanakaris Wireless, Inc., a Nevada corporation (the "Company"), with respect to certain corporate actions of the Company.
This information is first being provided to shareholders on or about September 15, 2003.

The  corporate  actions  involve  two  (2)  proposals  (the  "Proposals"):

     1. Proposal to Amend the Articles of Incorporation of the Company to effect a fifty-to-one reverse stock split; and,

     2. Proposal to Sell the Assets of Lain International, a wholly owned subsidiary of the Company

ONLY THE COMPANY'S SHAREHOLDERS OF RECORD AT THE CLOSE OF BUSINESS ON AUGUST 15, 2003 (THE "RECORD DATE") ARE ENTITLED TO NOTICE OF THE PROPOSAL. PRINCIPAL SHAREHOLDERS WHO, AS OF THE RECORD DATE, WILL COLLECTIVELY HOLD IN EXCESS OF 50% OF THE COMPANY'S OUTSTANDING SHARES ENTITLED TO VOTE ON THE PROPOSALS HAVE INDICATED THAT THEY WILL VOTE IN FAVOR OF THE PROPOSAL. AS A RESULT, THE PROPOSAL SHOULD BE APPROVED WITHOUT THE AFFIRMATIVE VOTE OF ANY OTHER SHAREHOLDERS OF THE COMPANY. THIS ACTION IS EXPECTED TO BE TAKEN NOT LESS THAN TWENTY (20) DAYS FROM THE MAILING OF THIS INFORMATION STATEMENT, BUT AS SOON THEREAFTER AS PRACTICABLE.

This Information Statement is accompanied by the Company's Annual Report for the fiscal year ended September 30, 2001, which has been previously filed with the Securities and Exchange Commission.

BY  ORDER  OF  THE  BOARD  OF  DIRECTORS

/s/  ALEX  KANAKARIS
------------------------------------
PRESIDENT
Dated  September  3,  2003

                                TABLE OF CONTENTS

ABOUT  THE  INFORMATION  STATEMENT                                      Page  4

     What  is  the  Purpose  of  the  Information  Statement?           Page  4

     Who  is  Entitled  to  Notice?                                     Page  4

     What  Constitutes  the  Voting  Shares  of  the  Company?          Page  4

     What  Corporate  Matters  will  the Principal Shareholders
     Vote for and How will they  Vote?                                  Page  5

     What  Vote  is  Required  to  Approval  the  Proposals?            Page  5

DISSENTERS'  RIGHTS  OF  APPRAISAL                                      Page  5

VOTING  SECURITIES  AND  PRINCIPAL  HOLDERS  THEREOF                    Page  5

PROPOSAL  1  -  AMENDMENT  TO  THE  ARTICLES  OF  INCORPORATION

PROPOSAL  2  -  SALE  OF  LAIN  INTERNATIONAL  ASSETS

AVAILABLE  INFORMATION

EXHIBITS

                              KANAKARIS  WIRELESS  INC.
                            1280 Bison, Suite B9-597
                          Newport Beach, CA, USA 92660
                              ---------------------

                              INFORMATION STATEMENT
                               SEPTEMBER 15, 2003
                            -------------------------

This information statement contains information related to certain corporate actions of Kanakaris Wireless, Inc., a Nevada corporation (the "Company"), and is expected to be mailed to shareholders on or about September 15, 2003.

                         ABOUT  THE  INFORMATION  STATEMENT

WHAT  IS  THE  PURPOSE  OF  THE  INFORMATION  STATEMENT?
--------------------------------------------------------

This information statement is being provided pursuant to Section 14 of the Securities Exchange Act of 1934 to notify the Company's shareholders as of the close of business on the Record Date of corporate action expected to be taken pursuant to the consents or authorizations of principle shareholders.

Shareholders holding a majority of the Company's outstanding common stock and preferred stock are expected to act upon certain corporate matters outlined in this information statement, which action is expected to take place September 15, 2003, consisting of the approval of an amendment to the Company's Articles of Incorporation to reverse split the outstanding common stock on a fifty-to-one basis and to sale the assets of LAIN International, a wholly owned subsidiary of the Company.

WHO  IS  ENTITLED  TO  NOTICE?
------------------------------

Each outstanding share of common stock as of record on the close of business on, August 15, 2003, (the "Record Date") will be entitled to notice of each matter to be voted upon pursuant to consents or authorizations. Shareholders as of the close of business on the record date that hold in excess of fifty percent (50%) of the Company's outstanding shares of common stock and preferred stock have indicated that they will vote in favor of the proposals. Under Nevada corporate law, all the activities requiring shareholder approval may be taken by obtaining the written consent and approval of more than 50% of the holders of voting stock in lieu of a meeting of the shareholders. No action by the minority shareholders in connection with the proposal is required.

WHAT  CONSTITUES  THE  VOTING  SHARES  OF  THE  COMPANY?
--------------------------------------------------------

The voting power entitled to vote on the proposals consist of the vote of the holders of a majority of the voting power of the common stock and the Class A Preferred Stock, voting together as a single class, with each share of common stock having one vote and each share of Class A Preferred Stock having 100 non-cumulative votes, together with the vote of a majority of the voting power of the Class A Preferred Stock, voting as a separate class, with each share of preferred stock having one vote. Only stockholders of record at the close of business on the record date are entitled to notice of and to approve the proposals. As of the record date, 177,523,587 shares of common stock, 1,000,000 shares of Class A Preferred Stock and no other shares of Preferred Stock were issued and outstanding.

WHAT  CORPORATE  MATTERS  WILL THE SHAREHOLDERS VOTE FOR AND HOW WILL THEY VOTE?
--------------------------------------------------------------------------------

Shareholders holding a majority of the outstanding stock have indicated that they will vote for the following matter:

     FOR THE PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION OF THE COMPANY TO EFFECT A FIFTY-TO-ONE REVERSE STOCK SPLIT; AND,

     FOR THE PROPOSAL TO SALE THE ASSETS OF LAIN INTERNATIONAL, A WHOLLY OWNED SUBSIDIARY OF THE COMPANY

WHAT  VOTE  IS  REQUIRED  TO  APPROVE  THE  PROPOSALS?
------------------------------------------------------

The affirmative vote of a majority of the shares of common stock outstanding on the record date is required for approval of the proposals.

                         DISSENTERS' RIGHTS OF APPRAISAL

There  are  no  dissenter's  rights  of appraisal with respect to the proposals.


                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The following table sets forth information regarding the beneficial ownership of shares of the Company's common stock as of August 15, 2003 (177,523,587 shares of common stock issued and outstanding and 1,000,000 shares of Class A Preferred stock) by (i) all shareholders known to the Company to be beneficial owners of more than 5% of the outstanding Common Stock; (ii) each director and executive officer; and (iii) all officers and directors of the Company as a group. Except as may be otherwise indicated in the footnotes to the table, each person has sole voting power and sole dispositive power as to all of the shares shown as beneficially owned by them.


TITLE OF                     NAME AND ADDRESS OF  AMOUNT AND NATURE OF   PERCENT OF
CLASS                         BENEFICIAL OWNER      BENEFICIAL OWNER        CLASS
---------------------------  -------------------  ---------------------  -----------

Common. . . . . . . . . . .  Alex Kanakaris                  5,067,500          2.8%
                             1280 Bison, Suite B9-597
                             Newport Beach, CA, USA
                             92660

Preferred . . . . . . . . .  Alex Kanakaris               1,000,000 (1)       100.0%
                             1280 Bison, Suite B9-597
                             Newport Beach, CA, USA
                             92660

Common. . . . . . . . . . .  Alliance Equities              16,240,804          9.1%
                             12147 NW 9th Drive
                             Coral Springs, FL 33071

Common. . . . . . . . . . .  Julio Neri                     10,000,000          5.6%
                             1280 Bison, Suite B9-597
                             Newport Beach, CA, USA
                             92660


TITLE OF                     NAME AND ADDRESS OF  AMOUNT AND NATURE OF   PERCENT OF
CLASS                         BENEFICIAL OWNER      BENEFICIAL OWNER        CLASS
---------------------------  -------------------  ---------------------  -----------

Common. . . . . . . . . . .  Rose Forbes                       205,000            *
                             1280 Bison, Suite B9-597
                             Newport Beach, CA, USA
                             92660

Common. . . . . . . . . . .  Lisa Lawrence                     177,000            *
                             1280 Bison, Suite B9-597
                             Newport Beach, CA, USA
                             92660

Common. . . . . . . . . . .  Van Holster                       136,760            *
                             1280 Bison, Suite B9-597
                             Newport Beach, CA, USA
                             92660

Common. . . . . . . . . . .  Caroline Michaels                 126,250            *
                             1280 Bison, Suite B9-597
                             Newport Beach, CA, USA
                             92660

Common. . . . . . . . . . .  Charles Moore                     125,000            *
                             1280 Bison, Suite B9-597
                             Newport Beach, CA, USA
                             92660

Common. . . . . . . . . . .  Rachel Kuzma                      105,000            *
                             1280 Bison, Suite B9-597
                             Newport Beach, CA, USA
                             92660

Common. . . . . . . . . . .  John R. McKay                      25,000            *
                             1280 Bison, Suite B9-597
                             Newport Beach, CA, USA
                             92660

                             Shares of all directors .     115,862,510
                             and executive officers as
                             a group

*  Owns  less  than  1.0%

(1) The Class A Preferred Stock, voting together as a single class, with each share of common stock having one vote and each share of Class A Preferred Stock having 100 non-cumulative votes, together with the vote of a majority of the voting power of the Class A Preferred Stock, voting as a separate class, with each share of preferred stock having one vote represent 100,000,000 voting shares.

             PROPOSAL 1 - AMENDMENT TO THE ARTICLES OF INCORPORATION

The Company's Board of Directors proposes an amendment to the Company's Articles of Incorporation to complete a fifty-to-one reverse stock split of the Company's outstanding common stock. The proposal to amend the Articles of Incorporation of the Company has been approved by a majority of the shares entitled to vote.

Purposes of Amending the Articles to Perform a Reverse Stock Split. The Amendment will reduce by a factor of fifty the number of outstanding shares of our common stock while maintaining the current numbers of authorized shares of our common stock, Class A Preferred Stock and Preferred Stock. This effectively will result in a fifty-fold increase in our authorized capital stock.

Our board of directors believes that this effective increase in our authorized capital stock is in the best interests of Kanakaris Wireless and its stockholders because it will make available additional shares of common stock that may be used for acquisitions, financings, employee benefit programs and other corporate purposes. The available additional shares of common stock may be issued from time to time as our board of directors determines, without further action of the stockholders. Although our board of directors has no current plans to use such shares to entrench present management, it may be able to use the available additional shares as a defensive tactic against hostile takeover attempts. However, to our management's knowledge, no hostile takeover attempts currently are threatened.

The Amendment will not reduce the number of outstanding shares of Class A Preferred Stock nor will it reduce the 100 non-cumulative votes that each share of Class A Preferred Stock has, voting together as a single class with our common stock, on all matters presented for approval of our stockholders generally. This effectively will result in a twenty-fold increase in the voting power of our Class A Preferred Stock relative to the voting power of our common stock. This effective increase is intended to help ensure that the business and the creative leadership and vision of Alex Kanakaris, our Chairman of the Board, President and Chief Executive Officer, can continue in the future.

Our common stock currently is quoted on the NASD's OTC Electronic Bulletin Board. We believe that the Amendment may make our common stock more attractive to members of the investing public who may view low-priced stocks as unattractive or who may, as a matter of policy, be precluded from purchasing our common stock due to its low price. However, because our future performance depends upon various business and economic factors that cannot be predicted, there can be no assurance that the Amendment will enhance the marketability of our common stock or that the Amendment will not reduce the marketability of our common stock.

The Amendment will become effective upon its filing with the Nevada Secretary of State. We anticipate filing the Amendment with the Nevada Secretary of State in substantially the form attached as Exhibit A to this Information Statement on or
                                   ---------
about the 20th calendar day following the date that this Information Statement is delivered to stockholders.


                 PROPOSAL 2 - SALE OF LAIN INTERNATIONAL ASSETS

The Company's Board of Directors proposes to sale the assets of LAIN International, a wholly owned subsidiary of the Company, to Venture Media, Inc. and has recommended that our stockholders approve the sale. A majority of the shareholders have approved the transaction and the Asset Purchase Agreement, substantially in the form attached hereto as Exhibit B.
                                                    ----------

The Company's Board of Directors is in favor of the asset sale to Venture Media, Inc. principally for the following reasons:

The Company will no longer be exposed to continuing losses associated with LAIN International.

There is not currently an active market in the industry for LAIN International's technologies and there are uncertain commercial prospects in continuing the business.

The Company's lack of capital resources, the difficulty in raising additional capital for the LAIN International business and the potentially significant dilution shareholders would experience if the Company were to complete a capital raise.

The sale affords the Company the capital resources to consider other opportunities with greater prospects for rapid growth and revenues.

                               VENTURE MEDIA, INC.

Venture Media, Inc. is a corporation organized under the laws of the state of Nevada.

Venture is currently a dormant non-operating entity without revenue and without product and technology ready for market. Consistent with the Company's plan to eventually merge with an operating entity, the Company has sought to locate and acquire an operating business entity which its management believes would be a suitable acquisition candidate to accomplish the goals of its business plan.

                     SUMMARY OF THE ASSET PURCHASE AGREEMENT

Purchaser. Venture Media, Inc.'s mailing address is 3900 Birch Street, Suite 113, Newport Beach, CA 92660.

Assets To Be Sold. Venture Media, Inc. agrees to purchase and Kanakaris Wireless, Inc. agrees to sell to Venture Media, Inc. the asset described as LAIN International, Inc., a wholly owned subsidiary of Kanakaris Wireless, Inc.

Liabilities Not Assumed. Venture Media, Inc, shall not and shall not be required to assume or be obliged to pay, discharge or perform any debts, liabilities, adverse claims or obligations of any kind or nature whatsoever of Kanakaris Wireless or LAIN International, whether in connection with the asset or otherwise and whether arising before or after the consummation of the transaction contemplated in the Asset Purchase Agreement, or bear any cost or charge with respect thereto, except as otherwise expressly contracted to.

Purchase Price. Forty million (40,000,000) shares of Venture Media, Inc. common stock.

Use of Proceeds. Although, the Board of Directors has not finalized its plans for the use of proceeds from the sale, the Board will evaluate all options available in the best interest of shareholders, including, but not limited to, a distribution to shareholders or purchasing another operating business.

Conditions to the Proposed Sale. The Company's and Venture Media's obligation to consummate the proposed asset sale are subject to the satisfaction or waiver of certain conditions customary to a transaction of this nature, including, among others, our execution of a non-compete agreement and the occurrence of certain other events described in the Asset Purchase Agreement.

Closing of the Proposed Sale. The closing of the proposed asset sale will take place on the first business day following our satisfaction of the provisions of Regulation 14C of the Securities Exchange Act of 1934.

Termination. The Asset Purchase Agreement may be terminated prior to the closing as follows: (a) by mutual written consent of the parties; or (b) by either Venture Media, Inc. or by the Company, if the other party has breached any material representation, covenant, warranty, covenant or agreement contained in the Asset Purchase Agreement and such breach would constitute a failure of a closing condition of the breaching party which cannot be or is not cured by the closing date.

Certain Tax Consequences. The proposed asset sale will be a taxable transaction to the Company for United States Federal income taxes purposes.


                              AVAILABLE INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance with the Exchange Act we file reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission"). You may inspect and copy the reports, proxy statements and other information filed by us with the Commission at the public reference facilities maintained by the Commission at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549, and as well as the Commission's Regional Offices. You may also call the Commission at 1-800-SEC-0330 for more information about the public reference room, how to obtain copies of documents by mail or how to access documents electronically on the Commission's Web site at (http://www.sec.gov).
                                   ------------------



The Board of Directors of the Company knows of no other matters other than those described in this Information Statement, which have been recently approved or considered by the holders of the Company's Common Stock and Class A Preferred Stock.

BY  ORDER  OF  THE  BOARD  OF  DIRECTORS

/s/  Alex  Kanakaris
-----------------------------------
Alex  Kanakaris
President
Dated  September  3,  2003